UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

INNOVIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2000 Sierra Point Parkway
Suite 500

Brisbane, California 94005

(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2018, Innoviva, Inc. (the “Company”) determined to terminate the employment of George B. Abercrombie, its Senior Vice President and Chief Commercial Officer, “without cause,” effective as of September 26, 2018 (as set forth in the Form 8-K filed by the Company with the Commission on October 1, 2018).  In connection with the termination, the Company and Mr. Abercrombie entered into a separation and release agreement dated October 1, 2018 (the “Abercrombie Separation Letter”), which, among other things, provides that in exchange for a mutual release of claims, the Company will pay Mr. Abercrombie a lump sum payment equal to: (i) 12 months of his base salary plus a pro-rata bonus for 2018 based on the number of full months of employment completed in 2018, and (ii) $19,324.

On September 26, 2018, the Company also determined to terminate the employment of Theodore J. Witek, Jr., its Senior Vice President and Chief Scientific Officer, “without cause,” effective as of September 26, 2018 (as set forth in the Form 8-K filed by the Company with the Commission on October 1, 2018).  In connection with the termination, the Company and Dr. Witek entered into a separation and release agreement dated October 1, 2018 (the “Witek Separation Letter,” and together with the Abercrombie Separation Letter, the “Separation Letters”), which, among other things, provides that in exchange for a mutual release of claims, the Company will pay Dr. Witek a lump sum payment equal to: (i) 12 months of his base salary plus a pro-rata bonus for 2018 based on the number of full months of employment completed in 2018, and (ii) $13,216.

The foregoing summary of the Separation Letters does not purport to be complete and is qualified in its entirety by reference to the complete text of the Separation Letters, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference in their entirety.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

10.1	Separation and Release Agreement between Innoviva, Inc. and George B. Abercrombie, dated October 1, 2018.

10.2	Separation and Release Agreement between Innoviva, Inc. and Theodore J. Witek, Jr., dated October 1, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVIVA, INC.

Date: October 4, 2018	By:	/s/ Geoffrey L. Hulme
Geoffrey L. Hulme
Interim Principal Executive Officer

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